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                                                                   EXHIBIT 99.1b

           PURCHASE AGREEMENT MASTER SECURITIZATION TERMS NUMBER 1000

         These Purchase Agreement Master Securitization Terms Number 1000 ("Master Terms") dated as of March 4, 2004 among SLM Education Loan Corp. ("SLM ELC"), SLM Funding LLC ("Funding") and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as Interim Eligible Lender Trustee (the "Interim Eligible Lender Trustee") for the benefit of Funding under the Interim Trust Agreement dated as of March 1, 2004 between Funding and the Interim Eligible Lender Trustee, shall be effective upon execution by the parties hereto. References to Funding herein mean the Interim Eligible Lender Trustee for all purposes involving the holding or transferring of legal title to the Eligible Loans.

         WHEREAS, SLM ELC is the owner of certain student loans guaranteed under the Higher Education Act;

         WHEREAS, SLM ELC may desire to sell its interest in such loans from time to time and Funding may desire to purchase such loans from SLM ELC; and

         WHEREAS, the Interim Eligible Lender Trustee is willing to hold legal title to, and serve as eligible lender trustee with respect to, such loans on behalf of Funding.

         NOW, THEREFORE, in connection with the mutual promises contained herein, the parties hereto agree as follows:

SECTION 1. TERMS

         These Master Terms establish the terms under which SLM ELC may sell and Funding (and with respect to legal title, the Interim Eligible Lender Trustee on behalf of Funding) may purchase the Loans (and all obligations of the Borrowers thereunder) specified on each Purchase Agreement as the parties may execute from time to time pursuant to these Master Terms. Each such Purchase Agreement shall be substantially in the form of Attachment A hereto, incorporating by reference the terms of these Master Terms, and shall be a separate agreement among SLM ELC, Funding, and the Interim Eligible Lender Trustee on behalf of Funding with respect to the Loans covered by the terms of such Purchase Agreement. If the terms of a Purchase Agreement conflict with the terms of these Master Terms, the terms of such Purchase Agreement shall supersede and govern.

SECTION 2. DEFINITIONS

         Capitalized terms used but not otherwise defined herein shall have the definitions set forth in Appendix A-1 to this agreement.

         For purposes hereof:

         (A) "Account" means all of the Eligible Loans hereunder of one (1) Borrower that are of the same Loan type made under the identical subsection of the Higher Education Act and in the same status.

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         (B) "Bill of Sale" means the document in the form of Attachment B hereto, executed by an authorized officer of SLM ELC which shall (i) set forth the Loans offered by SLM ELC and accepted for purchase by the Interim Eligible Lender Trustee, for the benefit of Funding, (ii) sell, assign and convey to the Interim Eligible Lender Trustee, for the benefit of Funding and its assignees, all rights, title and interest of SLM ELC in the Loans listed on the Bill of Sale and (iii) certify that the representations and warranties made by SLM ELC pursuant to Section 5(A) and (B) of these Master Terms are true and correct.

         (C) "Borrower" means the obligor on a Loan.

         (D) "Consolidation Loan" means a Loan made pursuant to and in full compliance with Section 428C of the Higher Education Act.

         (E) "Cutoff Date" means February 9, 2004 and, with respect to subsequent sales hereunder, a date agreed to by SLM ELC and Funding to use in determining the Principal Balance and accrued interest to be capitalized for purposes of completing the Loan Transmittal Summary Form.

         (F) "Delinquent" means the period any payment of principal or interest due on the Loan is overdue.

         (G) "Eligible Loan" means a Loan offered for sale by SLM ELC under the Purchase Agreement which as of the Cutoff Date is current or no more Delinquent than permitted under the Purchase Agreement in payment of principal or interest and which meets the following criteria as of the effective date of the Bill of Sale:

                  (i)      is a Consolidation Loan;

                  (ii)     is owned by SLM ELC and is fully disbursed;

                  (iii) is guaranteed as to principal and interest by the applicable Guarantor to the maximum extent permitted by the Higher Education Act for such Loan;

                  (iv) bears interest at a stated rate of not less than the maximum rate permitted under the Higher Education Act for such Loan;

                  (v) is eligible for the payment of the quarterly special allowance at the full and undiminished rate established under the formula set forth in the Higher Education Act for such Loan;

                  (vi) if not yet in repayment status, is eligible for the payment of interest benefits by the Secretary or, if not so eligible, is a Loan for which interest either is billed quarterly to Borrower or deferred until commencement of the repayment period, in which case such accrued interest is subject to capitalization to the full extent permitted by the applicable Guarantor;

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                  (vii)    is current or no payment of principal or interest
                  shall be more than 210 days past due as of the Cutoff Date;

                  (viii) the last disbursement was 30 days or more from the Cutoff Date;

                  (ix)     is supported by the following documentation:

                           1.       loan application, and any supplement
                                    thereto,

                           2. original promissory note and any addendum thereto (or the electronic records evidencing the same),

                           3.       evidence of guarantee,

                           4. any other document and/or record which Funding may be required to retain pursuant to the Higher Education Act,

                           5. if applicable, payment history (or similar document) including (i) an indication of the Principal Balance and the date through which interest has been paid, each as of the Cutoff Date and (ii) an accounting of the allocation of all payments by the Borrower or on the Borrower's behalf to principal and interest on the Loan,

                           6. if applicable, documentation which supports periods of current or past deferment or past forbearance,

                           7. if applicable, a collection history, if the Loan was ever in a delinquent status, including detailed summaries of contacts and including the addresses or telephone numbers used in contacting or attempting to contact Borrower and any endorser and, if required by the Guarantor, copies of all letters and other correspondence relating to due diligence processing,

                           8. if applicable, evidence of all requests for skip-tracing assistance and current address of Borrower, if located,

                           9. if applicable, evidence of requests for pre-claims assistance, and evidence that the Borrower's school(s) have been notified, and

                           10. if applicable, a record of any event resulting in a change to or confirmation of any data in the Loan file.

         (H) "Excess Distribution Certificate" means the certificate, substantially in the form of Exhibit A to the Trust Agreement, evidencing the right to receive payments thereon as set forth in Sections 2.8(p), 2.9(f) and 2.10(a)(ii) of the Administration Agreement.

         (I) "Initial Payment" means the dollar amount specified in the applicable Purchase Agreement.

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         (J) "Loan" means the Eligible Loans evidenced by the Note sold on the
         Closing Date pursuant to the Purchase Agreement and related documentation together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

         (K) "Loan Transmittal Summary Forms" means the forms provided to SLM ELC by Funding and completed by SLM ELC that list, by Borrower, (i) the Loans subject to the Bill of Sale and (ii) the outstanding Principal Balance and accrued interest thereof as of the Cutoff Date.

         (L) "Note" means the promissory note or notes of the Borrower and any amendment thereto evidencing the Borrower's obligation with regard to a student loan guaranteed under the Higher Education Act or the electronic records evidencing the same.

         (M) [RESERVED]

         (N) "Principal Balance" means the outstanding principal amount of the Loan, plus interest expected to be capitalized (if any), less amounts which may not be insured (such as late charges).

         (O) "Purchase Agreement" means a Purchase Agreement (including any attachments thereto), substantially in the form of Attachment A hereto, of which these Master Terms form a part by reference.

         (P) "Purchase Price" means the Initial Payment.

         (Q) "Sale Agreement" means the Sale Agreement Master Securitization Terms Number 1000, dated as of March 4, 2004, among SLM Funding LLC, as Seller, SLM Student Loan Trust 2004-2, as Purchaser, and Chase Manhattan Bank USA, National Association, as Interim Eligible Lender Trustee and as Eligible Lender Trustee.

         (R) "Secretary" means the United States Secretary of Education or any successor.

         (S) [RESERVED]

         (T) [RESERVED]

         (U) "Subsidized" means a Loan for which the interest rate is governed by Section 427A(a) or 427A(d) of the Higher Education Act.

         (V) "Unsubsidized" means a Loan made pursuant to Section 428H of the Higher Education Act.

SECTION 3. SALE/PURCHASE

         (A) Consummation of Sale and Purchase

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                  The sale and purchase of Eligible Loans pursuant to a Purchase
         Agreement shall be consummated upon (i) Funding's receipt from SLM ELC of the Bill of Sale and (ii) the payment by Funding to SLM ELC of the Initial Payment. Upon consummation, such sale and purchase shall be effective as of the date of the Bill of Sale. SLM ELC and Funding shall use their best efforts to perform promptly their respective obligations pursuant to the Purchase Agreement with respect to each Loan.

         (B) Settlement of the Initial Payment

                  On the date of the Bill of Sale, Funding shall pay to SLM ELC the Initial Payment by wire transfer of immediately available funds to the account specified by SLM ELC.

         (C) Interest Subsidy and Special Allowance Payments and Rebate Fees

                  SLM ELC shall be entitled to all Interest Subsidy Payments and Special Allowance Payments on the Consolidation Loans up to but not including the Cutoff Date and shall be responsible for the payment of any rebate fees applicable to the Consolidation Loans subject to each Bill of Sale accruing up to but not including the Closing Date. The Interim Eligible Lender Trustee on behalf of Funding shall be entitled to all Special Allowance Payments and Interest Subsidy Payments accruing from the Cutoff Date and shall be responsible for the payment of any rebate fees applicable to the Consolidation Loans subject to each Bill of Sale accruing from the Closing Date.

         (D) Special Programs

                  In consideration of the sale of the Eligible Loans under these Master Terms and each Purchase Agreement, Funding agrees to cause the Servicer to offer each Borrower of a Trust Student Loan sold hereunder all special programs, whether or not in existence as of the date of any Purchase Agreement, generally offered to the obligors of comparable loans owned by SLM ELC, subject to the terms and conditions of Section
         3.12 of the Servicing Agreement.

SECTION 4. CONDITIONS PRECEDENT TO PURCHASE

         (A) Activities Prior to the Purchase Date

                  SLM ELC shall provide any assistance requested by Funding in determining that all required documentation on the Loans is present and correct.

         (B) Continued Servicing

                  Following the execution of each Purchase Agreement, SLM ELC shall service, or cause to be serviced, all Loans subject to such Purchase Agreement as required under the Higher Education Act until the date of the Bill of Sale.

         (C) Bill of Sale/Loan Transmittal Summary Form

                  SLM ELC shall deliver to Funding:

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                  (i)      a Bill of Sale that (a) has been duly authorized,
                  executed and delivered, by an authorized officer of SLM ELC, covering Loans offered by SLM ELC, (b) has been accepted by Funding as set forth thereon, selling, assigning and conveying to the Interim Eligible Lender Trustee on behalf of Funding and its assignees all right, title and interest of SLM ELC, including the insurance interest of SLM ELC, in each of the Loans, and (c) states that the representations and warranties made by SLM ELC in Section 5(A) and (B) of these Master Terms are true and correct on and as of the date of the Bill of Sale; and

                  (ii) the Loan Transmittal Summary Form, attached to the Bill of Sale, identifying each of the Eligible Loans which is the subject of the Bill of Sale and setting forth the unpaid Principal Balance of each such Loan.

         (D) Endorsement

                  SLM ELC shall provide a blanket endorsement transferring the entire interest of SLM ELC in the Loans to the Interim Eligible Lender Trustee on behalf of Funding with the form of endorsement provided for in the Purchase Agreement.

                  At the direction of and in such form as Funding may designate, SLM ELC also agrees to individually endorse any Eligible Loan as Funding may request from time to time.

         (E) Officer's Certificate

                  SLM ELC shall furnish to Funding, with each Bill of Sale provided in connection with each purchase of Loans pursuant to these Master Terms, an Officer's Certificate, dated as of the date of such Bill of Sale.

         (F) Loan Transfer Statement

                  Upon Funding's request, SLM ELC shall deliver to Funding one
         (1) or more Loan Transfer Statements (Department of Education Form OE 1074 or its equivalent) provided by Funding, executed by SLM ELC and dated the date of the Bill of Sale. SLM ELC agrees that Funding and the Interim Eligible Lender Trustee may use the Bill of Sale, including the Loan Transmittal Summary Form attached to the Bill of Sale, in lieu of OE Form 1074, as official notification to the Guarantor of the assignment by SLM ELC to the Interim Eligible Lender Trustee on behalf of Funding of the Loans listed on the Bill of Sale.

         (G) Power of Attorney

                  SLM ELC hereby grants to Funding and the Interim Eligible Lender Trustee, on behalf of and for the benefit of Funding, an irrevocable power of attorney, which power of attorney is coupled with an interest, to individually endorse or cause to be individually endorsed in the name of SLM ELC any Eligible Loan to evidence the transfer of such Eligible Loan to Funding and the Interim Eligible Lender Trustee for the benefit of Funding and to cause to be transferred physical possession of any Note from SLM ELC

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         or the Servicer to Funding or the Interim Eligible Lender Trustee or
         any custodian on their behalf.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF SLM ELC AND INTERIM ELIGIBLE LENDER
           TRUSTEE

         (A) General

                  SLM ELC represents and warrants to Funding that with respect to a portfolio of Loans, as of the date of each Purchase Agreement and Bill of Sale:

                  (i) SLM ELC (or an eligible lender trustee acting on its behalf) is an eligible lender or other qualified holder of loans originated pursuant to the Federal Family Education Loan Program established under the Higher Education Act;

                  (ii) SLM ELC is duly organized and existing under the laws of the State of Delaware;

                  (iii) SLM ELC has all requisite power and authority to enter into and to perform the terms of these Master Sale Terms and that Purchase Agreement; and

                  (iv) SLM ELC will not, with respect to any Loan purchased under Purchase Agreements executed pursuant to these Master Terms, agree to release any Guarantor from any of its contractual obligations as an insurer of such Loan or agree otherwise to alter, amend or renegotiate any material term or condition under which such Eligible Loan is insured, except as required by law or rules and regulations issued pursuant to law, without the express prior written consent of Funding.

         (B) Particular

                  SLM ELC represents and warrants to Funding as to the Loans purchased by Funding under each Purchase Agreement and each Bill of Sale executed pursuant these Master Terms that:

                  (i) SLM ELC has good and marketable title to, and is the sole owner of, the Loans, free and clear of all security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances of any nature and no right of rescission, offsets, defenses or counterclaims have been asserted or threatened with respect to the Loans;

                  (ii) These Master Terms create a valid and continuing security interest (as defined in the applicable UCC) in the Loans in favor of the Eligible Lender Trustee, which security interest is prior to all other security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances, and is enforceable as such as against creditors of and purchasers from the Interim Eligible Lender Trustee and the Seller;

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                  (iii)    The Loans constitute "Accounts" within the meaning of
                  the applicable UCC and are within the coverage of Sections 432(m)(1)(E) and 439(d)(3) of the Higher Education Act;

                  (iv) The Loans are Eligible Loans and the description of the Loans set forth in the Purchase Agreement and the Loan Transmittal Summary Form is true and correct;

                  (v) SLM ELC is authorized to sell, assign, transfer and repurchase the Loans; and the sale, assignment and transfer of such Loans is or, in the case of a Loan repurchase by SLM ELC, will be made pursuant to and consistent with the laws and regulations under which SLM ELC operates, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which SLM ELC is a party or by which SLM ELC or its property is bound, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

                  (vi) The Loans are each in full force and effect in accordance with their terms and are legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defense of infancy);

                  (vii) No consents and approvals are required by the terms of the Loans for the consummation of the sale of the Loans hereunder to the Eligible Lender Trustee;

                  (viii) Each Loan has been duly made and serviced in accordance with the provisions of the Federal Family Education Loan Program established under the Higher Education Act, and has been duly insured by a Guarantor; such guarantee is in full force and effect and is freely transferable to the Interim Eligible Lender Trustee on behalf of Funding as an incident to the purchase of each Loan; and all premiums due and payable to such Guarantor shall have been paid in full as of the date of the Bill of Sale;

                  (ix) Any payments on the Loans received by SLM ELC which have been allocated to reduction of principal and interest on such Loans have been allocated on a simple interest basis; the information with respect to the Loans as of the Cutoff Date as stated on the Loan Transmittal Summary Form is true and correct;

                  (x) Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting the Loans and, with respect to any Loan for which repayment terms have been established, all disclosures of information required to be made pursuant to the Higher Education Act have been made;

                  (xi) All origination fees authorized to be collected pursuant to Section 438 of the Higher Education Act have been paid to the Secretary;

                  (xii) Each Loan has been duly made and serviced in accordance with the provisions of all applicable federal and state laws;

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                  (xiii)   No Loan is more than two hundred and ten (210) days
                  delinquent as of the Cutoff Date and no default, breach, violation or event permitting acceleration under the terms of any Loan has arisen; and neither SLM ELC nor any predecessor holder of any Loan has waived any of the foregoing other than as permitted by the Basic Documents;

                  (xiv) It is the intention of SLM ELC, the Interim Eligible Lender Trustee and Funding, and SLM ELC hereby warrants that, the transfer and assignment herein contemplated constitute a valid sale of the Loans from SLM ELC to the Interim Eligible Lender Trustee, for the benefit of and on behalf of Funding, and that the beneficial interest in and title to such Loans not be part of SLM ELC's estate in the event of the bankruptcy of SLM ELC or the appointment of a receiver with respect to SLM ELC;

                  (xv) The Eligible Lender Trustee and the Seller have caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Loans granted to the Eligible Lender Trustee hereunder;

                  (xvi) Except for Loans executed electronically, there is only one original executed copy of the Note evidencing each Loan. For Loans that were executed electronically, the Servicer has possession of the electronic records evidencing the Note. The Eligible Lender Trustee has in its possession a copy of the endorsement and Loan Transmittal Summary Form identifying the Notes that constitute or evidence the Loans. The Notes that constitute or evidence the Loans do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Eligible Lender Trustee. All financing statements filed or to be filed against the Interim Eligible Lender Trustee and the Seller in favor of the Eligible Lender Trustee in connection herewith describing the Loans contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Eligible Lender Trustee;"

                  (xvii) Other than the security interest granted to the Eligible Lender Trustee pursuant to this Agreement, the Seller and the Interim Eligible Lender Trustee have not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Loans. The Seller and the Interim Eligible Lender Trustee have not authorized the filing of and are not aware of any financing statements against the Seller or the Interim Eligible Lender Trustee that include a description of collateral covering the Loans other than any financing statement relating to the security interest granted to the Eligible Lender Trustee hereunder or any of the security interest that has been terminated. The Seller and the Interim Eligible Lender Trustee are not aware of any judgment or tax lien filings against the Seller or the Interim Eligible Lender Trustee; and

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                  (xviii)  No Borrower of a Loan as of the Cutoff Date is noted
                  in the related Loan File as being currently involved in a bankruptcy proceeding.

         (C) The Interim Eligible Lender Trustee represents and warrants that as of the date of each Purchase Agreement and each Bill of Sale:

                  (i) The Interim Eligible Lender Trustee is duly organized and validly existing in good standing under the laws of its governing jurisdiction and has an office located within the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Purchase Agreement;

                  (ii) The Interim Eligible Lender Trustee has taken all corporate action necessary to authorize the execution and delivery by it of these Master Terms and that Purchase Agreement, and the Purchase Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver the Purchase Agreement on its behalf;

                  (iii) Neither the execution nor the delivery by it of these Master Terms and that Purchase Agreement, nor the consummation by it of the transactions contemplated hereby or thereby nor compliance by it with any of the terms or provisions hereof or thereof will contravene any Federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Interim Eligible Lender Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound; and

                  (iv) The Interim Eligible Lender Trustee is an "eligible lender" as such term is defined in Section 435(d) of the Higher Education Act, for purposes of holding legal title to the Trust Student Loans as contemplated by these Master Terms and that Purchase Agreement and the other Basic Documents, it has a lender identification number with respect to the Trust Student Loans from the Department and has in effect a Guarantee Agreement with each of the Guarantors with respect to the Trust Student Loans.

SECTION 6. PURCHASE OF TRUST STUDENT LOANS; REIMBURSEMENT

         Each party to these Master Terms shall give notice to the other parties promptly, in writing, upon the discovery of any breach of SLM ELC's representations and warranties made pursuant to Section 5(A) and (B) hereof which has a materially adverse effect on the interest of Funding in any Trust Student Loan. In the event of such a material breach which is not curable by reinstatement of the applicable Guarantor's guarantee of such Trust Student Loan, SLM ELC shall repurchase any affected Trust Student Loan not later than 120 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan. In the event of such a material breach which is curable by reinstatement of the Guarantor's guarantee of such Trust Student Loan,

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unless the material breach shall have been cured within 360 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan, SLM ELC shall purchase such Trust Student Loan not later than the sixtieth day following the end of such 360-day period. SLM ELC shall also remit as provided in Section 2.6 of the Administration Agreement on the date of purchase of any Trust Student Loan pursuant to this Section 6 an amount equal to all non-guaranteed interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to such Trust Student Loan. In consideration of the purchase of any such Trust Student Loan pursuant to this
Section 6, SLM ELC shall remit the Purchase Amount in the manner specified in
Section 2.6 of the Administration Agreement.

         In addition, if any breach of Section 5(A) and (B) hereof by SLM ELC does not trigger such purchase obligation but does result in the refusal by a Guarantor to guarantee all or a portion of the accrued interest (or any obligation of Funding to repay such interest to a Guarantor), or the loss (including any obligation of Funding to repay the Department) of Interest Subsidy Payments and Special Allowance Payments, with respect to any Trust Student Loan affected by such breach, then SLM ELC shall reimburse Funding by remitting an amount equal to the sum of all such non-guaranteed interest amounts and such forfeited Interest Subsidy Payments or Special Allowance Payments in the manner specified in Section 2.6 of the Administration Agreement not later than (i) the last day of the next Collection Period ending not less than 60 days from the date of the Guarantor's refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments, or (ii) in the case where SLM ELC reasonably believes such losses are likely to be collected, not later than the last day of the next Collection Period ending not less than 360 days from the date of the Guarantor's refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments. At the time such payment is made, SLM ELC shall not be required to reimburse Funding for interest that is then capitalized, however, such amounts shall be reimbursed if the borrower subsequently defaults and such capitalized interest is not paid by the Guarantor.

         Anything in this Section 6 to the contrary notwithstanding, if as of the last Business Day of any month the aggregate outstanding principal amount of Trust Student Loans with respect to which claims have been filed with and rejected by a Guarantor or with respect to which the Servicer determines that claims cannot be filed pursuant to the Higher Education Act as a result of a breach by SLM ELC or the Servicer, exceeds 1% of the Pool Balance, SLM ELC (and the Servicer as provided in the Servicing Agreement) shall purchase, within 30 days of a written request of the Eligible Lender Trustee or the Indenture Trustee, such affected Trust Student Loans in an aggregate principal amount such that after such purchase the aggregate principal amount of such affected Trust Student Loans is less than 1% of the Pool Balance. The Trust Student Loans to be purchased by SLM ELC and the Servicer pursuant to the preceding sentence shall be based on the date of claim rejection (or the date of notice referred to in the first sentence of this Section 6) with Trust Student Loans with the earliest such date to be purchased first.

         In lieu of repurchasing Trust Student Loans pursuant to this Section 6, SLM ELC may, at its option, substitute Eligible Loans or arrange for the substitution of Eligible Loans which are substantially similar on an aggregate basis as of the date of substitution to the Trust Student Loans for which they are being substituted with respect to the following characteristics:

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                           1.       status (i.e., in-school, grace, deferment,
                                    forbearance or repayment),

                           2.       program type (i.e., Unsubsidized or
                                    Subsidized Consolidation (pre-1993 vs.
                                    post-1993)),

                           3.       school type,

                           4.       total return,

                           5.       principal balance, and

                           6.       remaining term to maturity.

         In addition, each substituted Eligible Loan will comply, as of the date of substitution, with all of the representations and warranties made hereunder. In choosing Eligible Loans to be substituted pursuant to this Section 6, SLM ELC shall make a reasonable determination that the Eligible Loans to be substituted will not have a material adverse effect on the Noteholders.

         In the event that SLM ELC elects to substitute Eligible Loans pursuant to this Section 6, SLM ELC will remit to the Administrator the amount of any shortfall between the Purchase Amount of the substituted Eligible Loans and the Purchase Amount of the Trust Student Loans for which they are being substituted. SLM ELC shall also remit to the Administrator an amount equal to all non-guaranteed interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to the Trust Student Loans in the manner provided in Section 2.6 of the Administration Agreement. The sole remedy of Funding, the Eligible Lender Trustee and the Noteholders with respect to a breach by SLM ELC pursuant to Section 5(A) and (B) hereof shall be to require SLM ELC to purchase Trust Student Loans, to reimburse Funding as provided above or to substitute Student Loans pursuant to this Section. The Eligible Lender Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Trust Student Loan or the reimbursement for any interest penalty pursuant to this Section 6.

SECTION 7. OBLIGATION TO REMIT SUBSEQUENT PAYMENTS AND FORWARD COMMUNICATIONS

         (A) Any payment received by SLM ELC with respect to amounts accrued after the Date of the Bill of Sale for any Loan sold to Funding, which payment is not reflected in the Loan Transmittal Summary Form, shall be received by SLM ELC in trust for the account of Funding and SLM ELC hereby disclaims any title to or interest in any such amounts. Within two (2) Business Days following the date of receipt, SLM ELC shall remit to Funding an amount equal to any such payments along with a listing on a form provided by Funding identifying the Loans with respect to which such payments were made, the amount of each such payment and the date each such payment was received.

         (B) Any written communication received at any time by SLM ELC with respect to any Loan subject to this Purchase Agreement shall be transmitted by SLM ELC to Servicer within two (2) Business Days of receipt. Such communications shall include, but not be limited to, letters, notices of death or disability, notices of bankruptcy, forms requesting deferment of repayment or loan cancellation, and like documents.

SECTION 8. CONTINUING OBLIGATION OF SLM ELC

         SLM ELC shall provide all reasonable assistance necessary for Funding to resolve account problems raised by any Borrower, the Guarantor or the Secretary provided such account problems are attributable to or are alleged to be attributable to (a) an event occurring during the period SLM ELC owned the Loan, or (b) a payment made or alleged to have been made to SLM ELC. Further, SLM ELC agrees to execute any financing statements at the request of Funding in order to reflect Funding's interest in the Loans.

SECTION 9. LIABILITY OF SLM ELC; INDEMNITIES

         SLM ELC shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by SLM ELC under these Master Terms.

                  (i) SLM ELC shall indemnify, defend and hold harmless Funding and the Interim Eligible Lender Trustee in its individual capacity and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any such income taxes arising out of fees paid to the Interim Eligible Lender Trustee), including any sales, gross receipts, general corporation, tangible and intangible personal property, privilege or license taxes (but, in the case of Funding, not including any taxes asserted with respect to, and as of the date of, the sale of the Loans to the Interim Eligible Lender Trustee on behalf of Funding, or asserted with respect to ownership of the Trust Student Loans) and costs and expenses in defending against the same.

                  (ii) SLM ELC shall indemnify, defend and hold harmless Funding and the Interim Eligible Lender Trustee in its individual capacity, and the officers, directors, employees and agents of Funding, and the Interim Eligible Lender Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, SLM ELC's willful misfeasance, bad faith or gross negligence in the performance of its duties under these Master Terms, or by reason of reckless disregard of its obligations and duties under these Master Terms.

                  (iii) SLM ELC shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Interim Eligible Lender Trustee in its individual capacity and its officers, directors, employees and agents from and against, all costs, expenses, losses, claims, damages, obligations and liabilities arising out of, incurred in connection with or relating to these Master Terms, the other Basic Documents, the acceptance or performance of the trusts and duties set forth herein and in the Sale Agreement or the action or the inaction of the Interim Eligible Lender Trustee hereunder, except to the extent that such cost, expense, loss, claim, damage, obligation or liability: (a) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Interim Eligible Lender Trustee, (b) shall arise from any breach by the Interim Eligible Lender Trustee of its covenants made under any of the Basic Documents; or (c) shall arise from the breach by the Interim Eligible Lender Trustee of any of its representations or warranties made in its individual capacity set forth in these Master Terms or any Purchase Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Interim Eligible Lender Trustee's choice of legal counsel shall be subject to the approval of SLM ELC, which approval shall not be unreasonably withheld.

         Indemnification under this Section 9 shall survive the resignation or removal of the Interim Eligible Lender Trustee and the termination of these Master Terms, and shall include reasonable fees and expenses of counsel and expenses of litigation. If SLM ELC shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to SLM ELC, without interest.

SECTION 10. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF SLM
            ELC

         Any Person (a) into which SLM ELC may be merged or consolidated, (b) which may result from any merger or consolidation to which SLM ELC shall be a party or (c) which may succeed to the properties and assets of SLM ELC substantially as a whole, shall be the successor to SLM ELC without the execution or filing of any document or any further act by any of the parties to these Master Terms; provided, however, that SLM ELC hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Person, if other than SLM ELC, executes an agreement of assumption to perform every obligation of SLM ELC under the Purchase Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5 shall have been breached,
(iii) the surviving Person, if other than SLM ELC, shall have delivered to the Interim Eligible Lender Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in these Master Terms relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction (iv) if SLM ELC is not the surviving entity, SLM ELC shall have delivered to the Interim Eligible Lender Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of Funding and the Interim Eligible Lender Trustee in the Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

SECTION 11. LIMITATION ON LIABILITY OF SLM ELC AND OTHERS

         SLM ELC and any director or officer or employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided that such reliance shall not limit in any way SLM ELC's obligations under Section 6). SLM ELC shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under these Master Terms or any Purchase Agreement, and that in its opinion may involve it in any expense or liability. Except as provided herein, the repurchase (or substitution) and reimbursement obligations of SLM ELC will constitute the sole remedy available to Funding for uncured breaches; provided, however, that the information with respect to the Loans listed on the Bill of Sale may be adjusted in the ordinary course of business subsequent to the date of the Bill of Sale and to the extent that the aggregate Principal Balance of the Loans listed on the Bill of Sale is less than the aggregate Principal Balance stated on the Bill of Sale, SLM ELC shall remit such amount to the Interim Eligible Lender Trustee, for the benefit of and on behalf of Funding. Such reconciliation payment shall be made from time to time but no less frequently than semi-annually.

SECTION 12. LIMITATION OF LIABILITY OF INTERIM ELIGIBLE LENDER

         Notwithstanding anything contained herein to the contrary, these Master Terms and any Purchase Agreement have been signed by Chase Manhattan Bank USA, National Association, not in its individual capacity but solely in its capacity as Interim Eligible Lender Trustee for Funding and in no event shall Chase Manhattan Bank USA, National Association in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of Funding, under these Master Terms or any Purchase Agreement or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of Funding.

SECTION 13. EXPENSES

         Except as otherwise provided herein, each party to these Master Terms or any Purchase Agreement shall pay its own expense incurred in connection with the preparation, execution and delivery of these Master Terms and any Purchase Agreement and the transactions contemplated herein or therein.

SECTION 14. SURVIVAL OF COVENANTS/SUPERSESSION

         All covenants, agreements, representations and warranties made herein and in or pursuant to any Purchase Agreements executed pursuant to these Master Terms shall survive the consummation of the purchase of the Loans provided for in each Purchase Agreement. All covenants, agreements, representations and warranties made or furnished pursuant hereto by or on behalf of SLM ELC shall bind and inure to the benefit of any successors or assigns of Funding and shall survive with respect to each Loan. Each Purchase Agreement supersedes all previous agreements and understandings between Funding and SLM ELC with respect to the subject matter thereof. These Master Terms and any Purchase Agreement may be changed, modified or discharged, and any rights or obligations hereunder may be waived, only by a written instrument signed by a duly authorized officer of the party against whom enforcement of any such waiver, change, modification or discharge is sought. The waiver by Funding of any covenant, agreement, representation or warranty required to be made or furnished by SLM ELC or the waiver by Funding of any provision herein contained or contained in any Purchase Agreement shall not be deemed to be a waiver of any breach of any other covenant, agreement, representation, warranty or provision herein contained, nor shall any waiver or any custom or practice which may evolve between the parties in the administration of the terms hereof or of any Purchase Agreement, be construed to lessen the right of Funding to insist upon the performance by SLM ELC in strict accordance with said terms.

SECTION 15. COMMUNICATION AND NOTICE REQUIREMENTS

         All communications, notices and approvals provided for hereunder shall be in writing and mailed or delivered to SLM ELC or Funding, as the case may be, addressed as set forth in the Purchase Agreement or at such other address as either party may hereafter designate by notice to the other party. Notice given in any such communication, mailed to SLM ELC or Funding by appropriately addressed registered mail, shall be deemed to have been given on the day following the date of such mailing.

SECTION 16. FORM OF INSTRUMENTS

         All instruments and documents delivered in connection with these Master Terms and any Purchase Agreement, and all proceedings to be taken in connection with these Master Terms and any Purchase Agreement and the transactions contemplated herein and therein, shall be in a form as set forth in the attachments hereto, and Funding shall have received copies of such documents as it or its counsel shall reasonably request in connection therewith. Any instrument or document which is substantially in the same form as an Attachment hereto or a recital herein will be deemed to be satisfactory as to form.

SECTION 17. AMENDMENT

         These Master Terms and any Purchase Agreement may be amended by the parties thereto without the consent of the related Noteholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Master Terms and Purchase Agreements or of modifying in any manner the rights of such Noteholders; provided that such action will not, in the opinion of counsel satisfactory to the related Indenture Trustee, materially and adversely affect the interest of any such Noteholder.

         In addition, these Master Terms and any Purchase Agreement may also be amended from time to time by SLM ELC, the Interim Eligible Lender Trustee and Funding, with the consent of the Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of these Master Terms or any Purchase Agreements or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the time of, collections of payments with respect to Loans or distributions that shall be required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Noteholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders.

         Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), the Interim Eligible Lender Trustee shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee and each of the Rating Agencies.

         It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

         Prior to the execution of any amendment to these Master Terms, the Interim Eligible Lender Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that execution of such amendment is authorized or permitted by these Master Terms and the Opinion of Counsel referred to in
Section 7.1(i)(i) of the Administration Agreement. The Interim Eligible Lender Trustee may, but shall not be obligated to, enter into any such amendment which affects the Interim Eligible Lender Trustee's own rights, duties or immunities under these Master Terms or otherwise.

SECTION 18. NONPETITION COVENANTS

         Notwithstanding any prior termination of these Master Terms SLM ELC and the Interim Eligible Lender Trustee shall not acquiesce, petition or otherwise invoke or cause Funding to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Funding under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignees, trustee, custodian, sequestrator or other similar official of Funding or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Funding.

SECTION 19. GOVERNING LAW

         These Master Terms and any Purchase Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties, hereunder shall be determined in accordance with such laws.

         IN WITNESS WHEREOF, the parties hereto have caused these Master Terms to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SLM EDUCATION LOAN CORP.            SLM FUNDING LLC
(Seller)                            (Purchaser)

By: /s/ J. LANCE FRANKE             By: /s/ MARK L. HELEEN

Name:  J. Lance Franke              Name:  Mark L. Heleen

Title: President                    Title: Vice President

CHASE MANHATTAN BANK USA,
NATIONAL ASSOCIATION,
not in its individual capacity but
solely as Interim Eligible Lender Trustee

By: /s/ JOHN J. CASHIN

Name:  John J. Cashin

Title: Vice President

                                                                    ATTACHMENT A

                               PURCHASE AGREEMENT
                            Dated as of March 4, 2004

                           PURCHASE AGREEMENT NUMBER 1

                  SLM ELC hereby offers for sale to Chase Manhattan Bank USA, National Association as Interim Eligible Lender Trustee for the benefit of SLM Funding LLC ("Funding") under the Interim Trust Agreement dated as of March 1, 2004 between Funding and the Interim Eligible Lender Trustee, the entire right, title and interest of SLM ELC in the Loans described in the Bill of Sale and Loan Transmittal Summary Form incorporated herein and, to the extent indicated below, the Interim Eligible Lender Trustee for the benefit of Funding accepts SLM ELC's offer. In order to qualify as Eligible Loans, no payment of principal or interest shall be more than two hundred and ten (210) days Delinquent as of the Cutoff Date which date shall be February 9, 2004.

                         TERMS, CONDITIONS AND COVENANTS

         In consideration of the Purchase Price, SLM ELC hereby sells to the Interim Eligible Lender Trustee for the benefit of Funding the entire right, title and interest of SLM ELC in the Loans accepted for purchase, subject to all the terms and conditions of the Purchase Agreement Master Securitization Terms Number 1000 (the "Master Terms") and any amendments thereto, incorporated herein by reference, among SLM ELC, Funding, and the Interim Eligible Lender Trustee. The Initial Payment of the Loans shall equal $411,677,727.37 equal to (i) $410,044,453.06 (representing the Principal Balance of the Loans accepted for purchase) less $2,442,742.79 (representing the portion of the Collection Account Initial Deposit attributable to the Loans owned by SLM ELC listed on the attached Exception Report) multiplied by (ii) [101%].

         This document shall constitute a Purchase Agreement as referred to in the Master Terms and, except as modified herein, each term used herein shall have the same meaning as in the Master Terms. All references in the Master Terms to Loans or Eligible Loans shall be deemed to refer to the Loans governed by this Purchase Agreement. SLM ELC hereby makes, as of the date hereof, all the representations and warranties contained in the Master Terms and makes such representations and warranties with respect to the Loans governed by this Purchase Agreement.

         SLM ELC authorizes the Interim Eligible Lender Trustee for the benefit of Funding to use a copy of the Bill of Sale, including the Loan Transmittal Summary Form attached to the Bill of Sale (in lieu of OE Form 1074), as official notification to the Guarantor of assignment to the Interim Eligible Lender Trustee on behalf of Funding of the Loans on the date of purchase.

         The parties hereto intend that the transfer of Loans described in the Bill of Sale and Loan Transmittal Summary Form be, and be construed as, a valid sale of such Loans from SLM ELC to the Interim Eligible Lender Trustee for the benefit of Funding. However, in the event that notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, then SLM ELC hereby grants to the Interim Eligible Lender Trustee for the benefit of Funding a first priority security interest in and to all Loans described in the Bill of Sale and Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such loans.

         IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement Number 1 to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                           SLM EDUCATION LOAN CORP.
                           (Seller)

                           By: _________________________

                           Name: _______________________

                           Title: ________________________

                           SLM FUNDING LLC
                           Purchaser)

                           By: __________________________

                           Name: ________________________

                           Title: _________________________

                           CHASE MANHATTAN BANK
                           USA, NATIONAL ASSOCIATION, not in its
                           individual capacity but solely as Interim Eligible Lender Trustee

                           By:  __________________________

                           Name:  ________________________

                           Title:  _________________________

                           PURCHASE AGREEMENT NUMBER 1
                     BLANKET ENDORSEMENT DATED MARCH 4, 2004

SLM Education Loan Corp. ("SLM ELC"), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes (the "Notes") described in the Bill of Sale executed by SLM ELC in favor of Chase Manhattan Bank USA, National Association, as the Interim Eligible Lender Trustee for the benefit of SLM Funding LLC ("Funding"). This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Master Terms referred to in the Purchase Agreement among SLM ELC, Funding and the Interim Eligible Lender trustee which covers the promissory note.

         This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Notes.

         Notwithstanding the foregoing, SLM ELC agrees to individually endorse each Note in the form provided by Funding as Funding may from time to time require or if such individual endorsement is required by the Guarantor of the Note.

THE SALE AND PURCHASE OF THE LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THE BLANKET ENDORSEMENT, AS SET FORTH IN THE PURCHASE AGREEMENT. BY EXECUTION HEREOF, SLM ELC ACKNOWLEDGES THAT SLM ELC HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE PURCHASE AGREEMENT. THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON FUNDING'S PAYMENT TO SLM ELC OF THE INITIAL PAYMENT (AS DEFINED IN THE MASTER TERMS) AND, UNLESS OTHERWISE AGREED BY SLM ELC AND FUNDING, SHALL BE EFFECTIVE AS OF THE DATE OF THE BILL OF SALE.

         IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER                                   PURCHASER

SLM Education Loan Corp.                 Chase Manhattan Bank USA, National
11600 Sallie Mae Drive                   Association, not in its individual
Reston, Virginia 20193                   capacity but solely as Eligible Lender
                                         Trustee on behalf of SLM Student Loan
                                         Trust 2004-2

Lender Code: ____________________

                                         By:  _____________________________
By: ____________________________              (Signature of Authorized Signatory
    (Signature of Authorized Officer)         for Purchaser)

Name: _________________________          Name:  __________________________

Title: __________________________        Title:  ___________________________

                                         Date of Purchase:  _________________

                                                                    ATTACHMENT B

                        BILL OF SALE DATED MARCH 4, 2004

         The undersigned ("SLM ELC"), for value received and pursuant to the terms and conditions of Purchase Agreement Number 1 (the "Purchase Agreement") among SLM Funding LLC ("Funding"), and Chase Manhattan Bank USA, National Association, as Interim Eligible Lender Trustee for the benefit of Funding under the Interim Trust Agreement dated as of March 1, 2004 between Funding and the Interim Eligible Lender Trustee, does hereby sell, assign and convey to the Interim Eligible Lender Trustee for the benefit of Funding and its assignees all right, title and interest of SLM ELC, including the insurance interest of SLM ELC under the Federal Family Education Loan Program (20 U.S.C. 1071 et seq.), in the Loans identified herein which the Interim Eligible Lender Trustee for the benefit of Funding has accepted for purchase. The portfolio accepted for purchase by the Interim Eligible Lender Trustee for the benefit of Funding and the effective date of sale and purchase are described below and the individual accounts are listed on the Schedule A attached hereto.

         SLM ELC hereby makes the representations and warranties set forth in
Section 5 of the Purchase Agreement Master Securitization Terms Number 1000 incorporated by reference in the Purchase Agreement. SLM ELC authorizes the Interim Eligible Lender Trustee on behalf of Funding to use a copy of this document (in lieu of OE Form 1074) as official notification to the Guarantor(s) of assignment to the Interim Eligible Lender Trustee for the benefit of Funding of the Loans on the date of purchase.

                      LISTING OF LOANS ON FOLLOWING PAGE (1)

------------------
(1) After the Cutoff Date, SLM ELC determined that $2,442,742.79 of the Loans (identified in the "Exception Report" attached hereto) on the listing of loans on the following page were ineligible for sale to Funding and to the Trust and will not be sold hereunder.

CERTAIN OTHER LOAN CRITERIA

-        Not in claims status, not previously rejected

-        Not in litigation

-        Last disbursement was 30 days or more from cutoff date

-        Loan is not swap-pending

*Based upon SLM ELC's estimated calculations, which may be adjusted upward or downward based upon Funding's reconciliation.

** Includes interest to be capitalized.

GUARANTOR(S):

American Student Assistance
Illinois Student Assistance Commission
Oklahoma Guaranteed Student Loan Program
Pennsylvania Higher Education Assistance Agency
United Student Aid Funds, Inc.

                                EXCEPTION REPORT

                             [To be attached hereto]

IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER                                  PURCHASER

SLM Education Loan Corp.                Chase Manhattan Bank USA, National
11600 Sallie Mae Drive                  Association, not in its individual
Reston, Virginia 20193                  capacity but solely as Eligible Lender
                                        Trustee on behalf of SLM Student Loan
                                        Trust 2004-2

Lender Code: ____________________

By: ____________________________        By: _____________________________
    (Signature of Authorized Officer)      (Signature of Authorized Signatory
                                           for Purchaser)

Name: _________________________         Name: __________________________

Title: __________________________       Title: ___________________________

                                        Date of Purchase:__________________

                                        2